Exhibit 99.2

UP-TECH TECHNOLOGY CO., LTD.

FINANCIAL STATEMENTS
DECEMBER 31, 2008 AND DECEMBER 31, 2007

COMPANY ADDRESS:
NO.6-1, GAOSHUANG RD., PINGJHEN CITY,
TAOYUAN COUNTY, TAIWAN (R.O.C.)

COMPANY TEL: (03)281-3206

UP-TECH TECHNOLOGY CO., LTD.

Independent Auditors’ Report

To the Stockholders of
Up-Tech Technology Co, Ltd.

We have audited the accompanying balance sheets of Up-Tech Technology Co, Ltd. as of December 31, 2008 and December 31, 2007, and the related statements of income, changes in stockholders’ equity (deficit), and cash flows for the years then ended.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Up-Tech Technology Co, Ltd. as of December 31, 2008 and December 31, 2007 and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

/s/ Brock, Schechter & Polakoff, LLP
Buffalo, New York
April 1, 2009

Up-Tech Technology Co., Ltd.
Financial Statements

Balance Sheets

	December 31,
	2008	%	2007	%

Assets

Current assets
Cash and cash equivalents	$13,333	3	$17,738	23
Accounts receivable, net	241,622	57	31,620	40
Inventory	148,800	35	12,882	16
Other current assets	6,870	2	7	-
Total current assets	410,625	97	62,247	79

Fixed assets
Cost	31,113	7	25,471	33
Less: accumulated depreciation	(26,063)	(6)	(20,281)	(26)
Net fixed assets	5,050	1	5,190	7

Other assets
Refundable deposits	9,943	2	10,796	14

	$425,618	100	$78,233	100

Liabilities & Stockholders' Equity (Deficit)

Current liabilities
Accounts payable	$228,929	54	$51,873	66
Income tax payable	144,333	34	-	-
Accrued expenses	12,639	3	8,192	10
Other payable	-	-	450	1
Related party payable	110,358	25	521,517	665
Long-term loan-current portion	2,755	1	10,738	14
Total current liabilities	499,014	117	592,770	756

Long-term liabilities
Long-term loan	-	-	2,786	4

Stockholders' equity (deficit)
Common stock	160,784	38	160,784	207
Accumulated deficit	(174,080)	(41)	(614,588)	(786)
Accumulated other comprehensive income	(60,100)	(14)	(63,519)	(81)
Total stockholders' equity (deficit)	(73,396)	(17)	(517,323)	(660)

	$425,618	100	$78,233	100

The accompanying notes to financial statements are an integral part of these statements.

Up-Tech Technology Co., Ltd.
Financial Statements

Statements of Income

	For the Years Ended December 31,
	2008	%	2007		%

Sales-net	$1,068,801	100		$478,357	100
Cost of goods sold	(353,856)	(33)		(392,253)	(82)

Gross profit	714,945	67		86,104	18

Operating expenses	(122,454)	(11)		(94,745)	(20)

Operating income (loss)	592,491	56		(8,641)	(2)

Non-operating income and gains
Interest income	194	-		-	-

Non-operating expenses and losses
Interest expenses	(516)	-		(861)	-
Provision for loss on inventories	(7,440)	(1)		-	-
Miscellaneous expenses	(951)	-		-	-
	(8,907)	(1)		(861)	-

Income (loss) before income taxes	583,778	55		(9,502)	(2)

Income tax expense	(143,270)	(13)		-	-

Net income (loss)	$440,508	42	$	(9,502)	(2)

Earnings per share
Earnings per share before income taxes	$1.72		$	(0.03)

Net earnings per share after income taxes	$1.30		$	(0.03)

The accompanying notes to financial statements are an integral part of these statements.

Up-Tech Technology Co., Ltd.
Financial Statements

Statements of Changes in Stockholders’ Equity (Deficit)

	Common Stock	Accumulated Deficit	Accumulated Other Comprehensive Income	Total

Balance at January 1, 2007	$160,784	$(605,086)	$(62,001)	$(506,303)

Change in translation adjustments	-	-	(1,518)	(1,518)
Net loss for 2007	-	(9,502)	-	(9,502)

Balance at December 31, 2007	160,784	(614,588)	(63,519)	(517,323)

Change in translation adjustments	-	-	3,419	3,419
Net income for 2008	-	440,508	-	440,508

Balance at December 31, 2008	$160,784	$(174,080)	$(60,100)	$(73,396)

The accompanying notes to financial statements are an integral part of these statements.

Up-Tech Technology Co., Ltd.
Financial Statements

Statements of Cash Flows

	For the Years Ended
	December 31,
	2008	2007

Cash flows from operating activities
Net income (loss)	$440,508	$(9,502)
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation	6,044	852
Provision for loss on inventory	7,440	-
Increase in accounts receivable	(211,519)	(31,547)
Decrease (increase) in inventory	(144,254)	2,531
Decrease (increase) in other current assets	(6,901)	84
Decrease (increase) in refundable deposit	736	(8,144)
Increase in accounts payable	178,622	50,790
Increase in income tax payable	145,130	-
Increase in accrued expenses	4,565	1,367
Decrease in other payable	(447)	(2,309)
Net cash provided by operating activities	419,924	4,122

Cash flows from investing activities
Acquisition of fixed assets	(5,963)	-

Cash flows from financing activities
Increase (decrease) in related party payable	(407,513)	20,664
Repayment of long-term debt	(10,675)	(7,623)
Net cash provided by (used in) financing activities	(418,188)	13,041

Effect of exchange rate changes	(178)	48

Net increase (decrease) in cash and cash equivalents	(4,405)	17,211

Cash and cash equivalents - beginning of year	17,738	527

Cash and cash equivalents - end of year	$13,333	$17,738

Supplemental disclosures of cash flow information
Interest paid	$516	$861

Income taxes paid	$1	$1

The accompanying notes to financial statements are an integral part of these statements.

Up-Tech Technology Co., Ltd.
Notes to Financial Statements

1.	Organization and Operations

Up-Tech Technology Co., Ltd. (the Company) was incorporated as a company limited by shares under the provision of the Company Law of the Republic of China on January 21, 1997.  As of December 31, 2008, the Company’s common stock of $160,784 is represented by 340,000 issued and outstanding shares with a par value of $0.473 per share.  Authorized shares are 1,000,000.  The Company operates out of the Republic of China.

The Company mainly engages in light emitting diode (LED) control component development, LED control module development, intelligent lighting equipment development, LED street lighting design & development and energy-saving lighting products development in the Republic of China.

As of December 31, 2008 and December 31, 2007, the Company had 17 and 12 employees, respectively.

2.	Summary of Significant Accounting Policies

Foreign Currency Translation
The carrying amounts of the Company’s assets, liabilities, equity and results of operations have been translated from the New Taiwan dollar, which is the Company’s functional currency, into the U.S. dollar using the current rate method.

Cash Equivalents
For the purpose of the statement of cash flows, the Company considers all highly liquid investments to be cash equivalents.

Accounts Receivable and Allowance for Doubtful Accounts
Accounts receivable are carried at their estimated collectible amounts.  Trade credit is generally extended on a short-term basis, thus accounts receivable do not bear interest, although a finance charge may be applied to such receivables that are past due.  Bad debts are provided on the allowance method based on historical experience and management’s evaluation of outstanding accounts receivable.  The allowance for doubtful accounts at December 31, 2008 and December 31, 2007 was $-0-.

Inventory
Inventory of finished goods is stated at the lower of cost (weighted average method) or market.

Fixed Assets
All fixed assets are stated at cost.  Significant renewals and improvements are treated as capital expenditures and maintenance and repairs are charged to expense as incurred.

Depreciation is provided on straight-line method based on the estimated useful lives and salvage values of the assets, ranging from 2 to 5 years.

Revenue, Costs and Expenses
Revenues are recognized when the earning process is substantially completed and they are realized or realizable.  Costs and expenses are recognized as incurred.

Up-Tech Technology Co., Ltd.
Notes to Financial Statements

2.	Summary of Significant Accounting Policies (Continued)

Taxes Collected from Customers
The Company presents revenue net of sales, use, and excise taxes collected from customers.

Shipping and Handling Costs
The Company’s policy is to classify shipping and handling costs as part of operating expenses in the statements of income.

Advertising
Advertising costs are expensed as incurred.

Income Taxes
Current - The Company follows the practice of providing for income taxes based on amounts reportable for income tax purposes.

Deferred - The recognition of income and expenses in different periods for financial accounting and tax purposes gives rise to timing difference that result in deferred taxes.

Uncertain Tax Positions
Management has elected to defer the application of FAS FIN 48, Accounting for Uncertain Tax Positions, in accordance with FSP FIN 48-3.  The Company will continue to follow FAS 5, Accounting for Contingencies, until it adopts FIN 48.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures.  Accordingly, actual results could differ from those estimates.

3.	Recent Accounting Pronouncements

In May 2008, the FASB released SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles”. This statement identifies the sources of accounting principles and the framework for selecting the accounting principles used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles in the United States. SFAS No. 162 is effective 60 days after the SEC’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411, “The Meaning of Present Fairly in Conformity with Generally Accepted Accounting Principles”.  The Company does not expect the implementation of this guidance to have a material impact on the financial statements.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133”. SFAS No. 161 gives financial statement users better information about the reporting entity's hedges by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008 and interim periods within those years. The Company does not expect the adoption of SFAS No. 161 to have a material effect on the financial statements.

Up-Tech Technology Co., Ltd.
Notes to Financial Statements

3.	Recent Accounting Pronouncements (Continued)

In February 2007, the FASB released SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities”. The standard is effective for fiscal years beginning after November 15, 2007. The standard provides entities the ability, on an elective basis, to report most financial assets and financial liabilities at fair value, with corresponding gains and losses recognized in current earnings. The Company did not elect the fair value option under SFAS No. 159 as of January 1, 2008 for any of our financial assets and liabilities that were not already fair valued. The Company will consider applying the fair value option to future transactions as provided by the standard. The Company does not expect SFAS No. 159 to have a material impact on the financial statements.

In December 2007, the FASB released SFAS No. 141(R), “Business Combinations”. This standard revises and enhances the guidance set forth in SFAS No. 141(R) by establishing a definition for the “acquirer,” providing additional guidance on the recognition of acquired contingencies and non-controlling interests, and broadening the scope of the standard to include all transactions involving a transfer in control, irrespective of the consideration involved in the transfer. SFAS No. 141(R) is effective for business combinations for which the acquisition date occurs in a fiscal year beginning on or after December 15, 2008. Although the standard will not have any impact on the current financial statements, application of the new guidance could be significant to the Company in the context of future merger and acquisition activity.

In December 2007, the FASB released SFAS No. 160, “Non-controlling Interests in Consolidated Financial Statements-an amendment of ARB No. 51”. This statement amends ARB 51 to establish accounting and reporting standards for the non-controlling interest in a subsidiary and for the deconsolidation of a subsidiary. It clarifies that a non-controlling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. SFAS No. 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. The Company does not expect the standard to have a material impact on the financial statements.

4.	Inventory

At December 31, 2008, inventory was written down by $7,399 to its estimated market value.

Up-Tech Technology Co., Ltd.
Notes to Financial Statements

5.	Fixed Assets

Fixed assets consist of the following:

	December 31,
	2008	2007

Cost
Transportation equipment	$5,930	$-
Office equipment	1,306	1,321
Other equipment	23,877	24,150
	31,113	25,471

Accumulated depreciation
Transportation equipment	(988)	-
Office equipment	(1,198)	(991)
Other equipment	(23,877)	(19,290)
	(26,063)	(20,281)

Net fixed assets	$5,050	$5,190

Depreciation expense for the years ended December 31, 2008 and December 31, 2007 was $6,044 and $852, respectively.

6.	Long-Term Loan

Long-term loan consists of the following:

	Current	Long-Term	December 31,
	Portion	Portion	2008	2007

Long term loan - monthly payments including interest at 6.00 percent per annum through March 2009.	$2,755	$-	$2,755	$13,524

Up-Tech Technology Co., Ltd.
Notes to Financial Statements

7.	Pension Plan

In accordance with the Labor Pension Act in Taiwan, the Company contributes 6 percent of the employees’ monthly salaries to employees’ personal pension accounts on a monthly basis.  The pension payments shall be made either monthly or in full at one time by the amount of the principal and accrued dividends from the employees’ personal pension account.  The Company incurred pension plan expenses during the years ended December 31, 2008 and December 31, 2007 of $2,953 and $4,071, respectively.

8.	Shipping and Handling Costs

Shipping and handling costs for the years ended December 31, 2008 and December 31, 2007 were $5,862 and $4,504, respectively.

9.	Advertising

Total advertising costs were $3,238 and $2,654 for the years ended December 31, 2008 and December 31, 2007, respectively.

10.	Income Taxes

Income tax expense consists of the following:

	December 31,
	2008	2007

Income tax payable	$144,333	$	(1)
Deferred income tax	(1,850)		-
Prepaid income tax	1		-
Effect of exchange rate changes	786		1

Income tax expense	$143,270		$-

Temporary differences giving rise to the deferred tax asset, which is included in other current assets, consist of operating loss carry forwards and inventory valuation differences that may be applied against future taxable income.  Deferred taxes and temporary differences consist of the following:

	December 31, 2008		December 31, 2007
	Amount	Deferred Taxes	Amount	Deferred Taxes

Temporary differences	$7,399	$1,850	$9,525	$2,381
Valuation allowance		-		(2,381)

Net deferred tax asset		$1,850		$-

Up-Tech Technology Co., Ltd.
Notes to Financial Statements

11.	Related Party Transactions

Names and relationships of related parties are as follows:

Yuan-Ming Yu	The chairman of the Company

The Company had no sales to or purchases from related parties during the years ended December 31, 2008 and December 31, 2007.

The payable due to the related party as of December 31 is summarized as follows:

Related Party	Interest Rate	2008	2007

Yuan-Ming Yu	None	$110,358	$521,517

The related party payable does not have set repayment terms and is unsecured.  Payment is dependent on the Company’s cash flows.  The Company has obtained a letter of financial support from the related party that they will continue to provide the funds necessary for use in the Company’s operations.

12.	Concentration of Risks

Sales to five major customers during the year ended December 31, 2008 totaled approximately 74 percent of sales.  The amount due from these customers, included in accounts receivable, was $208,370 at December 31, 2008.

Purchases from three major vendors during the year ended December 31, 2008 totaled approximately 82 percent of expenses.  The amount due to these vendors, included in accounts payable, was $138,106.

13.	Lease Commitments

The Company leases space under an operating lease arrangement that expires in December 2009.  In addition, the Company leases a vehicle under an operating lease arrangement that expires in September 2009.  Future minimum lease payments are:

2009	$16,401
2010	6,783

Rent expense for the years ended December 31, 2008 and December 31, 2007 was $16,557 and $7,357, respectively.

14.	Subsequent Event

In 2009, the Company, along with other related entities, is planning to fully merge into A-Plus International, Ltd.